February 2013 Ticker: SOUL Publicly Traded

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Safe Harbor Statement This presentation contains information that constitutes forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from any future results described within the forward - looking statements. Risk factors that could contribute to such differences include those matters more fully disclosed in the Company ' s reports filed with the Securities and Exchange Commission. The forward - looking information provided herein represents the Company ' s estimates as of the date of the presentation, and subsequent events and developments may cause the Company ' s estimates to change. The Company specifically disclaims any obligation to update the forward - looking information in the future. Therefore, this forward - looking information should not be relied upon as representing the Company ' s estimates of its future financial performance as of any date subsequent to the date of this presentation. 1

Soul and Vibe Interactive Inc.

Company Overview

Soul and Vibe Interactive Inc. **(OTCQB:SOUL)** is a developer and publisher of video and computer games for consoles (Xbox 360® and PlayStation® 3), mobile devices (Apple iOS, Android, and Windows platforms) and PCs/Macs. The Company has several strategic and valuable contractual agreements, including a licensing agreement with General Mills (NYSE:GIS) to publish sports games based on the Wheaties brand and games-related content based on General Mills' characters such as Lucky the Leprechaun from Lucky Charms cereal, and the Trix Rabbit from Trix cereal. Soul and Vibe is one of only an estimated 60 companies in the world licensed by Microsoft to publish content on Xbox 360. Sony has also licensed Soul and Vibe to publish content on PlayStation 3 and PlayStation Vita. Soul and Vibe was founded, and is led, by an industry veteran who has launched over 200 video games.

TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc.
Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Equity Snapshot As of 2/4/13 Ticker on OTCQB: SOUL Share Price: $0.33 Market Cap: $35.4 Million* Shares Outstanding : 109 Million 52 Week Range: $0.28 - $1.45 Avg. 90 - Day Trading Volume: 111,229 Insider Ownership: 80% 3 Data sources from Yahoo Finance * Market cap computed using 2/4/13 closing price of $0.325 and 109 million shares outstanding

Investment Highlights

- $56 billion digital game market in 2010 projected to reach $82 billion by 2015 (PricewaterhouseCoopers)
- One of only an estimated 60 companies licensed to publish for Xbox 360, $17 billion worth of Xbox 360 games sold since 2005
- Licensed developer and publisher for Sony's PlayStation 3, $35.7 billion worth of PlayStation 3 games sold since 2006
- Agreement to create content based on General Mills properties
- Developing Proprietary Games and Copyrighted IP
- CEO has launched over 200 games
- Core distribution strategy is digital, direct-to-consumer sales, with select titles launched via retail



TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc.
Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Game Industry: Market Size “Video games will be the fastest - growing and most exciting form of media over the next decade.” -- The Economist, December 10, 2011  PricewaterhouseCoopers (“PwC”) reports consumer spending on console, mobile, and personal computer game software is projected to reach $82 billion by 2015 • Revenues topped $56 billion in 2010 • More than 2X the size of the music industry • Almost 1/4 more than what is earned by the global magazine business • Nearly 3/5 the size of the entire film industry (including DVD sales and box - office receipts)  Sales revenues are receiving increased contributions from digital downloads, game content subscription services, social network games, and “App” sales as opposed to strictly retail sales  In 2010, sales of game downloads, game “Apps,” and various games played over social networks earned approximately $15.6 billion in revenue 5

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Game Industry: User Trends “The stereotypical image of the gamer… is no longer accurate, if it ever was.” -- The Economist, December 10, 2011  The world ' s largest gaming market is North America; American consumers are projected to spend $14.1B on games in ‘ 12, with the lion ' s share of this revenue dedicated to console • The average age of game players in the U.S. is 37 • 42% of the U.S. gaming audience is female • 72% of U.S. households play games (mobile, console, or computer) • The first video - gaming generation is entering middle age; 1 in 3 adults over 50 play games *  Newer consoles, like Xbox 360 Kinect, target female, family specifically “under 12”, and “new adopter” or “mature” players, broadening gaming demographics * The Entertainment Software Association (ESA). 6

Management

Chief Executive Officer: Peter Anthony Chiodo ("Tony")



- Over 22 years of experience in the video and computer games industry as an award winning Director of Product Development and Producer. Launched 200+ games
- Negotiated licensing agreements with General Mills, Burton, Sprint, Roxy, Oakley, and more
- Created and implemented a development process that resulted in the release of 100+ frontline and "casual" games over four years
- Led a studio whose products secured a capital raise of $12 million – the 2nd largest raise in the industry during 2006
- Managed production management staff and development teams of over 30 people
- Produced/co-designed the critically acclaimed ***Stoked: Big Air*** snowboarding series (Xbox 360) and the million-unit selling title, ***Summer Sports: Paradise Island*** (Wii)
- Managed development of training tools/simulation center "serious games" for the United States Marine Corps ("USMC") and the Defense Advanced Research Projects Agency ("DARPA")
- Production consultant to SiMCare Health and Vital Sims, LLC, software companies that develop "serious games" medical simulations for the continuing education of physicians and nurses


StokEd
BIG AIR EDITION
STOKED
Wii
Summer Sports

TICKER: SOUL

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc.
Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.

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Recent Games Launched by SOUL CEO

Case Studies	Summer Sports: Paradise Island	World War II Aces	John Deere: Harvest in the Heartland
Genre	Sports	Action-Shooter	Family
Development Cost	$400,000	$165,000	$250,000
Cumulative Revenues	$9,000,000	$3,700,000	$3,900,000
Product Price	$39.99	$39.99	$29.99
Development Time	12 months	12 months	12 months
Release Territories	North America Europe	North America	North America Europe

TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc.
Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Revenue Model Any one game property can generate multiple revenue streams…. 9

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Multiple Platforms 10 “If there is a platform out there….we will develop on it.” -- Peter Anthony Chiodo (“Tony”) To develop and publish on:

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Relationship with Microsoft  CEO was a Program Manager at Microsoft where he launched original Xbox games  One of only an estimated 60 companies in the world approved by Microsoft as a publisher of content for Xbox 360, the top selling console in North America  World - wide installed base of approximately 70 million units  910 Xbox 360 games published to date have cumulatively sold 284 million copies, resulting in ~ $17 billion in sales  Licensed to develop and publish games, companion “Apps ,” and content on other Microsoft platforms including Windows 8, Windows Live, and Windows Phone  Xbox Live is the gold standard of online gaming services 11

Relationship with Sony

- In 1995, CEO worked for software developer that created two of the launch titles for the original PlayStation
- Soul and Vibe is also approved by Sony as a licensed developer and publisher for the PlayStation 3 and PlayStation Vita consoles
- Agreement includes digital distribution of Soul and Vibe's PlayStation titles at GameStop and Best Buy, as well as online at the Sony PlayStation store
- PlayStation 3 has a world-wide installed base of approximately 55 million units
- As of March 2012 there have been 595 million games sold for the PlayStation 3, representing $35.7 billion worth of games sold over the past six years


SONY
PLAYSTATION 3

TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc.
Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Mobile Platforms  Licensed to develop and publish games, companion “ apps, ” and content on other Microsoft platforms including Windows 8, Windows Live, and Windows Phone  Apple iOS (iPhone, iPad, and iPod Touch)  Soul and Vibe ’ s mobile games are revenue generating marketing vehicles that cross - promote sales of games on consoles 13

Relationship with General Mills

- CEO was approached by General Mills to develop licensed content based on General Mills properties
- General Mills (NYSE:GIS) is one of the largest branded packaged foods companies in the world
- Company has an agreement to create Wheaties branded sports-games
- Plan calls for cross-promotion of Soul and Vibe's General Mills IP-branded games online, across General Mills' social media presence, and on food packaging, including cereal boxes
- Soul and Vibe is also licensed to develop and publish game-related content that includes virtual apparel and costumes for Avatars based on globally recognized General Mills mascots such as Lucky the Leprechaun, the Trix Rabbit, the Pillsbury Dough Boy, the Honey Nut Cheerios Bee, Count Chocula, Frankenberry, Boo Berry, the Green Giant, and more
- First time General Mills has licensed its brands for video game application: Soul and Vibe is the only company with this right


Whole Grain
Guaranteed
12
WHEATIES
THE BREAKFAST OF CHAMPIONS
2010 WORLD CHAMPIONS
GREEN BAY PACKERS

TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL General Mills Cross - Promotion 15 General Mills, Our Licensor and Marketing/Publicity Partner:  Cereal Box Cover Placement. General Mills has proposed that our game ' s logo could be featured on the covers of 3 to 5 million Wheaties boxes during the game ' s launch window  Social Network Integration. Soul and Vibe ’ s social network presence for “ The Wheaties Challenge ” will be supported by General Mills ’ social network presence for Wheaties and other “ Big G ” products  Retail Promotion. Under discussions with General Mills to cross - promote the title at retail at “big box stores” that carry food (i.e., Target and Wal - Mart)  Contest: Under discussions with General Mills to feature a gameplay contest in which the real - world winner is featured (alongside his/her Avatar) on a real - world Wheaties box  Monetized Product Support For Additional Revenue • Premium Downloadable Content (PDLC): New sports (in pre - existing venues) and/or new sports in new venues. An initial “ sports pack ” will launch within “ 30 days ” of game release. We intend to launch a new “ sports pack ” every 30 to 60 days [recurring] • Avatar Apparel and Costumes: Periodically and seasonally released General Mills branded collections of Avatar apparel, and props: Mascot costumes, Wheaties athletic gear, logo shirts, hoodies, hats, and “ cereal sidekicks ”

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Product Lines 16 Licensed Products Branded games and content from General Mills and others Proprietary Products Games, etc. Pick - Ups Acquiring and releasing pick - ups to generate turn - key revenues

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Product Pipeline: Licensed Properties  Licensed brand games have instant recognition with customers to drive faster revenue growth  Licensors support the Company through cross - promotions  “The Wheaties Challenge” (working title): An adrenaline - charged arcade sports compilation for console, mobile, and PC/Mac  Play as your Avatar against other Avatars in a diverse set of 6 sports  The game promotes family health and wellness, is sponsored by General Mills, and features Wheaties as its signature brand  Our General Mills license includes the rights to publish games - related content based on a world - renowned cast of breakfast cereal and food - product mascot characters  Our license is a games industry first. It ' s never been done! We are General Mills ’ partner in the “interactive” market 17

Product Pipeline: Proprietary Games

- Building a portfolio of original Soul and Vibe games
- Copyrighted original IP builds Company assets and enables our properties to be licensed and exploited in areas outside of games:
  - Licensed products and accessories
  - TV/Movie franchise opportunities
- Each product supports digitally distributed Avatar costumes, apparel, and props as an additional revenue stream
- **Bugaboo:** Sneak through pockets of darkness, burgling items, using a combination of movement, gadgets, and stealth
- **Grimwhiskers:** Join a crew of bumbling pirates on a quest to recover their lost ship
- **The Dragon Wars:** Team up with either a band of heroic warriors or a mob of monstrous villains in a battle for control of a fantastical world
- **Heroes VS Villains:** Model your Avatar into a superhero or a super villain. Through Windows 8 "Smart Glass" and "Companion App" initiatives, boost your "powers" and establish a secret hideout or lair



TICKER: SOUL
CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interactive Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved.
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CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Product Pipeline: Pick - Ups  Pick - Ups are g ames created by independently owned and operated software developers who are in need of a licensed publisher to promote and bring them to market  Pick - Ups are available either partially or 100% developed  Pick - Ups are acquired for a flat fee or combination of an initial fee plus back - end royalty payments  Opportunistic Pick - Ups are beneficial for Soul and Vibe as they represent additional revenue generating product releases that can be scheduled for the gaps between the Company ’ s “ from scratch ” developments  Pick - Ups give the Company a steady stream of game releases and more evenly distribute revenue across the fiscal year  Pick - Ups will dominate the Company ’ s release schedule in 2013 as the initial “ from scratch ” projects are developed 19

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Digital Distribution With the exception of Pick - Ups and selected licensed - brand product, our games will be digitally distributed. Digital distribution benefits include:  Significantly reduced COGS and hardware platform royalties means a higher percentage of retained revenue, per unit sold, for the Company relative to the price point  No physical inventory to manufacture, maintain, insure, or recoup and no distributor/retailer management  Low consumer price points are a good fit for “impulse buy” tendencies ($14.99 vs. $59.99) 20 Select licensed - brand games may be released at retail, allowing the Company to take advantage of cross - promotional opportunities with strategic partners (for example, General Mills)

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Financial Projections 21 2013 (p) 2014 (p) 2015 (p) Revenue 4,428,000 18,537,000 35,533,000 COGS 4,783,000 12,699,000 14,287,000 Gross Profit (355,000) 5,838,000 21,247,000 Operating Expenses 2,944,000 3,616,000 3,051,000 Operating Income (3,299,000) 2,094,000 14,897,000 Net Income (3,299,000) 1,239,000 8,812,000

CONFIDENTIAL: This document contains proprietary trade secrets of Soul and Vibe Interactive Inc. © 2013 Soul and Vibe Interac tiv e Inc. Soul and Vibe is a registered trademark of Soul and Vibe Entertainment, LLC and is used under license. All rights reserved. TICKER: SOUL Industry Comparison 22 Name Country Ticker Symbol Market Cap P/S P/B P/E Key Games Majesco Entertainment USA COOL $24.62 M 0.2 0.8 5.5 Zumba Fitness BloodRayne The9 Limited China NCTY $83.2 M 4.8 0.3 N/A World of Fighter ShenXianZhuan Glu Mobile USA GLUU $143.8 M 2.0 3.5 N/A Big Time Gangsta Blood & Glory Ubisoft France UBI $674.7 M 0.6 0.9 16.4 Assassin's Creed Take - Two Interactive Software USA TTWO $1.1 B 1.3 2.4 N/A Grand Theft Auto NBA 2K series Zynga USA ZNGA 2.0 B 1.6 1.1 N/A Farmville, Facebook Games Electronic Arts USA EA $ 4.9 B 1.2 2.5 29.3 EA SPORTS Madden NFL Battlefield Activision Blizzard USA ATVI $ 12.9 B 2.9 1.2 14.9 Call of Duty Skylanders World of Warcraft Average 1.84 1.59 16.53 Figures sourced from Yahoo Finance on February 4, 2013

Contact Information 23 Soul and Vibe Interactive Inc. 1660 South Hwy 100, Suite 500 St. Louis Park, MN 55416 Telephone: (763) 400 - 8040 ir@soulandvibeinteractiveinc.com www.soulandvibe.com Investor Relations Contact: Andrew Haag IRTH Communication Phone : + 1 - 866 - 976 - IRTH (4784) soul@irthcommunications.com Legal Counsel: Richard Friedman Sichenzia Ross Friedman Ference Phone : 212 - 930 - 9700 Auditor: Jeff Jones & Catherine Watts HJ & Associates Phone : 801 - 328 - 4408